UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2009

IMS HEALTH INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14049	06-1506026
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Main Avenue Norwalk, Connecticut		06851
(Address of Principal Executive Office)		(Zip Code)

(203) 845-5200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On July 1, 2006, IMS Health Incorporated (the “Registrant”), together with two of its wholly-owned subsidiaries, Coordinated Management Systems, Inc. and IMS AG (collectively, the “Subsidiaries”), entered into an Amended and Restated Agreement of Limited Liability Company of IMS Health Licensing Associates, L.L.C. (the “Amended LLC Agreement”).  The other parties to the Amended LLC Agreement were Utrecht-America Finance Co. and Edam, L.L.C. (collectively, the “Third Party Investors”), both of which are unrelated to the Registrant.  The Amended LLC Agreement governs the relationship between the Registrant, the Subsidiaries and the Third Party Investors with respect to their interests in IMS Health Licensing Associates, L.L.C. (the “LLC”), a Delaware limited liability company.  The Registrant is the sole managing member of the LLC.  Since 1997, the Registrant and the Subsidiaries, or their predecessors, and the Third Party Investors have participated in the LLC or its predecessors.  The Registrant and the Subsidiaries have contributed assets to, and hold a controlling (currently approximately 93%) interest in, the LLC, and the Third Party Investors have contributed cash equal to $100,000,000 to, and hold a minority (currently approximately 7%) interest in, the LLC.  The LLC is a separate and distinct legal entity from that of the Registrant and is in the business of licensing database assets and computer software.

On May 6, 2009, the Third Party Investors delivered to the Registrant notice of their election pursuant to the terms of the Amended LLC Agreement to cause the liquidation of their respective membership interests in the LLC on June 30, 2009.  The Registrant will either replace the Third Party Investors or purchase these membership interests. The Registrant has adequate liquidity and credit capacity to make any such purchase. The cost to purchase the membership interests on June 30, 2009 is estimated to be approximately $100,000,000.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1

Amended and Restated Agreement of Limited Liability Company of IMS Health Licensing Associates, L.L.C. by and among IMS Health Incorporated, Coordinated Management Systems, Inc., IMS AG, Utrecht-America Finance Co. and Edam, L.L.C., dated as of July 1, 2006 (incorporated by reference to Exhibit 99.1 to the Registrant’s Form 8-K filed on July 6, 2006).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMS Health Incorporated

Date: May 12, 2009	By:	/s/ Robert H. Steinfeld
Robert H. Steinfeld Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1

Amended and Restated Agreement of Limited Liability Company of IMS Health Licensing Associates, L.L.C. by and among IMS Health Incorporated, Coordinated Management Systems, Inc., IMS AG, Utrecht-America Finance Co. and Edam, L.L.C., dated as of July 1, 2006 (incorporated by reference to Exhibit 99.1 to the Registrant’s Form 8-K filed on July 6, 2006).